Exhibit 99.1

Quarterly Financial Supplement

Recast for Long-Duration Targeted Improvements (“LDTI”) Accounting Guidance
1Q 2021 - 4Q 2022 (Unaudited)

This supplement recasts previously reported financial information for the accounting guidance of Targeted Improvements to the Accounting for Long Duration Contracts (ASU 2018-12) adopted as of January 1, 2023, with a transition date of January 1, 2021. This supplement should be read in conjunction with Jackson Financial Inc.'s Annual Reports on Form 10-K for the years ended December 31, 2021 and 2022, which have been filed with the U.S. Securities and Exchange Commission.

Jackson Financial Inc.
Table of Contents
Quarterly Financial Supplement - LDTI Recast

Note: Unless noted, financial information is rounded to millions. As such, some financial information may not sum to totals.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast

Forward-Looking Statements

The information in this document contains forward-looking statements about future events and circumstances and their effects upon revenues, expenses and business opportunities. Generally speaking, any statement in this document not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words, such as “could,” “should,” “can,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain,” “confident” and “commit” or similar expressions. In particular, statements regarding plans, strategies, prospects, targets and expectations regarding the business and industry are forward-looking statements. They reflect expectations, are not guarantees of performance and speak only as of the dates the statements are made. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed, or implied. Factors that could cause actual results to differ materially from those in the forward-looking statements include those reflected in the Company’s reports filed with the U.S. Securities and Exchange Commission. Except as required by law, Jackson Financial Inc. does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements.
Certain financial data included in this document consists of non-GAAP ("Generally Accepted Accounting Principles") financial measures. These non-GAAP financial measures may not be comparable to similarly titled measures presented by other entities, nor should they be construed as an alternative to other financial measures determined in accordance with U.S. GAAP. Although the Company believes these non-GAAP financial measures provide useful information to investors in measuring the financial performance and condition of its business, investors are cautioned not to place undue reliance on any non-GAAP financial measures and ratios included in this document. A reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP financial measure can be found in the “Non-GAAP Financial Measures” section of this document.
Certain financial data included in this document consists of statutory accounting principles (“statutory”) financial measures, including “total adjusted capital” and “statutory admitted assets.” These statutory financial measures are included in or derived from the Jackson National Life Insurance Company annual and/or quarterly statements filed with the Michigan Department of Insurance and Financial Services and available in the investor relations section of the Company’s website at https://investors.jackson.com/financials/statutory-filings.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast

Overview

The financial data herein reflects, for all periods presented, the adoption of the accounting guidance of Targeted Improvements to the Accounting for Long Duration Contracts (ASU 2018-12) ("LDTI"). This includes changes to the existing recognition, measurement, presentation and disclosure requirements for long-duration contracts issued by an insurance entity. The amended guidance results in significant changes related to (1) the discount rate that impacts our liability for future policy benefits, (2) market risk benefits, including the impact of non-performance adjustments, (3) deferred acquisition costs which are amortized on a constant-level basis, independent of profitability on the underlying business, and (4) the removal of balances recorded in accumulated other comprehensive income ("AOCI") related to changes in unrealized appreciation (depreciation) on investments. The Company adopted this guidance effective January 1, 2023, with a transition date of January 1, 2021, using the modified retrospective transition method relating to liabilities for traditional and limited payment contracts and deferred policy acquisition costs associated therewith, and on a retrospective basis, in relation to market risk benefits ("MRBs").

All financial information in this document is based on the Company's implementation of LDTI and is currently unaudited. We expect to file recasted audited financial statements for the years ended December 31, 2022 and 2021, following the issuance of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. The information in this document is being provided on an unaudited basis to assist investors and others in evaluating the impact of LDTI on the Company's financial position and results of operations. It is possible that the final audited financial statements may differ, perhaps materially, from the information included in this document.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions, except per share and shares outstanding data)

Key Metrics

	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Net Income (Loss)	$4,822	$(1,022)	$(56)	$(65)	$2,225	$3,294	$1,868	$(1,158)	$3,679	$6,229
Net income (loss) attributable to noncontrolling interests	68	56	62	76	31	31	(11)	(8)	262	43
Net Income (Loss) Attributable to Jackson Financial Inc.	$4,754	$(1,078)	$(118)	$(141)	$2,194	$3,263	$1,879	$(1,150)	$3,417	$6,186

Total Shareholders' Equity	$8,746	$8,223	$7,701	$7,641	$8,194	$9,706	$10,219	$8,646	$7,641	$8,646
Average Shareholders' Equity	$7,592	$8,485	$7,962	$7,671	$7,918	$8,950	$9,963	$9,433	$7,750	$8,881

Total ROE	250.5%	(50.8)%	(5.9)%	(7.4)%	110.8%	145.8%	75.4%	(48.8)%	44.1%	69.7%

Adjusted Operating Earnings[1]	$535	$529	$524	$591	$377	$407	$376	$294	$2,179	$1,454
Effective tax rate on adjusted operating earnings[1]	9.9%	15.4%	14.8%	11.3%	15.3%	12.3%	9.2%	8.1%	12.9%	11.5%

Adjusted Book Value[1]	$8,033	$7,314	$7,052	$6,568	$7,627	$9,768	$10,935	$9,918	$6,568	$9,918
Average Adjusted Book Value[1]	$6,125	$7,674	$7,183	$6,810	$7,098	$8,698	$10,352	$10,427	$6,637	$8,963

Adjusted Operating ROE[1]	34.9%	27.6%	29.2%	34.7%	21.2%	18.7%	14.5%	11.3%	32.8%	16.2%

Per Share Data (Common Shareholders)[2]
Net income (loss) (basic)	$50.33	$(11.41)	$(1.25)	$(1.52)	$25.41	$37.96	$22.08	$(13.74)	$36.35	$72.34
Net income (loss) (diluted)[3]	$50.33	$(11.41)	$(1.25)	$(1.52)	$24.39	$36.59	$21.38	$(13.74)	$36.17	$69.75
Adjusted operating earnings per share (diluted)[1]	$5.66	$5.60	$5.55	$6.26	$4.19	$4.56	$4.28	$3.39	$23.07	$16.39
Book value per common share (diluted)	$92.59	$87.05	$81.52	$84.38	$92.01	$110.90	$117.95	$100.56	$84.38	$100.56
Adjusted book value per common share (diluted)[1]	$85.04	$77.43	$74.65	$72.53	$85.64	$111.61	$126.21	$115.36	$72.53	$115.36

Shares Outstanding[2]
Weighted average number of common shares (basic)	94,464,343	94,464,343	94,464,343	92,600,373	86,352,586	85,968,564	85,098,192	83,695,001	93,994,520	85,513,787
Weighted average number of common shares (diluted)[3]	94,464,343	94,464,343	94,464,343	92,600,373	89,959,862	89,168,775	87,895,919	83,695,001	94,465,511	88,690,700
End of period common shares (basic)	94,464,343	94,464,343	94,464,343	88,685,694	85,263,608	84,864,727	83,666,942	82,690,098	88,685,694	82,690,098
End of period common shares (diluted)	94,464,343	94,464,343	94,464,343	90,555,862	89,055,609	87,520,892	86,640,003	85,976,078	90,555,862	85,976,078

	Balances as of
Total Company AUM	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Jackson invested assets	$46,194	$44,330	$47,401	$47,224	$44,959	$46,267	$45,349	$44,486	$47,224	$44,486
Third party invested assets (including CLOs)[4]	40,738	32,670	31,715	31,980	30,639	26,751	24,719	26,993	31,980	26,993
Total PPM AUM	86,932	77,000	79,116	79,204	75,598	73,018	70,068	71,479	79,204	71,479
Total JNAM AUM	264,004	271,914	268,452	280,250	260,822	221,634	208,046	219,070	280,250	219,070
Total AUM	$350,936	$348,914	$347,568	$359,454	$336,420	$294,652	$278,114	$290,549	$359,454	$290,549

[1] See explanation of Non-GAAP Financial Measures at the end of this Financial Supplement.
[2] The calculation of basic and diluted earnings per share ("EPS") and weighted average shares of common stock outstanding are based on 104,960.3836276-for-1 stock split effected on September 9, 2021. All share and earnings per share information presented herein have been retroactively adjusted to reflect the stock split.

3 If we reported a net loss attributable to Jackson Financial Inc., all common stock equivalents are anti-dilutive and are therefore excluded from the calculation of diluted shares and diluted per share amounts. The shares excluded from the diluted EPS calculation were 3,112,052 shares and 1,868,605 shares for the three months ended December 31, 2022 and 2021, respectively. There were no dilutive shares for the three months ended September 30, 2021 and June 30, 2021.

[4]Assets under management include Prudential affiliates in Asia.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Consolidated Income Statements

	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Revenues
Fee income	$1,907	$1,993	$2,063	$2,096	$2,012	$1,934	$1,908	$1,868	$8,059	$7,722
Premiums	40	38	37	33	37	32	36	27	148	132
Net investment income:
Net investment income excluding funds withheld assets	639	507	538	552	430	328	327	422	2,236	1,507
Net investment income on funds withheld assets	291	294	299	304	260	364	313	317	1,188	1,254
Total net investment income	930	801	837	856	690	692	640	739	3,424	2,761
Net gains (losses) on derivatives and investments:
Net gains (losses) on derivatives and investments	(2,840)	(388)	(420)	(1,696)	(1,566)	2,938	(196)	(4,199)	(5,344)	(3,023)
Net gains (losses) on funds withheld reinsurance treaties	898	(768)	(115)	(36)	1,028	1,077	555	(474)	(21)	2,186
Total net gains (losses) on derivatives and investments	(1,942)	(1,156)	(535)	(1,732)	(538)	4,015	359	(4,673)	(5,365)	(837)
Other income	23	30	17	24	20	21	19	25	94	85
Total revenues	958	1,706	2,419	1,277	2,221	6,694	2,962	(2,014)	6,360	9,863

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	256	217	284	168	300	274	237	251	925	1,062
(Gain) loss from updating future policy benefits cash flow assumptions, net	48	6	(15)	2	15	14	(37)	(26)	41	(34)
Market risk benefits (gains) losses, net	(6,522)	1,512	1,066	(22)	(1,907)	1,184	(913)	(1,900)	(3,966)	(3,536)
Interest credited on other contract holder funds, net of deferrals	212	210	208	202	197	209	224	236	832	866
Interest expense	6	7	6	18	20	24	29	40	37	113
Operating costs and other expenses, net of deferrals	690	701	697	751	666	543	592	631	2,839	2,432
Amortization of deferred acquisition costs	331	328	328	320	317	307	305	297	1,307	1,226
Total benefits and expenses	(4,979)	2,981	2,574	1,439	(392)	2,555	437	(471)	2,015	2,129
Pretax income (loss)	5,937	(1,275)	(155)	(162)	2,613	4,139	2,525	(1,543)	4,345	7,734
Income tax expense (benefit)	1,115	(253)	(99)	(97)	388	845	657	(385)	666	1,505
Net income (loss)	4,822	(1,022)	(56)	(65)	2,225	3,294	1,868	(1,158)	3,679	6,229
Less: net income (loss) attributable to noncontrolling interests	68	56	62	76	31	31	(11)	(8)	262	43
Net income (loss) attributable to Jackson Financial Inc.	$4,754	$(1,078)	$(118)	$(141)	$2,194	$3,263	$1,879	$(1,150)	$3,417	$6,186

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Consolidated Balance Sheets

	Balances as of
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22
Assets
Investments:
Debt securities, available-for-sale, net of allowance for credit losses	$54,616	$52,473	$52,123	$51,547	$46,770	$43,478	$41,681	$42,489
Debt securities, at fair value under fair value option	1,318	1,433	1,517	1,711	1,786	2,005	2,124	2,173
Debt securities, trading, at fair value	110	115	118	117	115	103	102	100
Equity securities, at fair value	238	239	290	279	261	260	234	393
Mortgage loans, net of allowance for credit losses	11,272	11,649	11,731	11,482	11,430	11,574	11,223	10,967
Mortgage loans, at fair value under fair value option	—	—	—	—	190	357	508	582
Policy loans	4,546	4,581	4,512	4,475	4,463	4,459	4,446	4,377
Freestanding derivative instruments	1,031	1,483	1,142	1,417	926	1,243	1,950	1,270
Other invested assets	2,750	2,763	2,770	3,199	3,404	3,648	3,622	3,595
Total investments	75,881	74,736	74,203	74,227	69,345	67,127	65,890	65,946
Cash and cash equivalents	1,573	1,536	2,482	2,623	2,674	5,258	5,331	4,298
Accrued investment income	527	519	511	503	484	504	509	514
Deferred acquisition costs	13,911	13,783	13,650	13,525	13,387	13,249	13,090	12,923
Reinsurance recoverable, net of allowance for credit losses	34,467	34,115	33,510	32,834	31,930	31,028	30,059	29,046
Reinsurance recoverable on market risk benefits, at fair value	359	381	393	383	326	306	261	221
Market risk benefit assets, at fair value	2,350	1,748	1,389	1,664	2,433	2,329	3,032	4,865
Deferred income taxes, net	1,389	1,492	1,712	1,716	1,711	900	386	320
Other assets	1,258	1,187	1,382	933	1,235	1,447	1,845	944
Separate account assets	226,882	239,806	237,096	248,949	231,198	196,184	185,042	195,906
Total assets	$358,597	$369,303	$366,328	$377,357	$354,723	$318,332	$305,445	$314,983

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$15,802	$15,864	$15,500	$15,190	$14,095	$13,064	$12,227	$12,318
Other contract holder funds	62,481	59,915	59,498	58,721	58,875	58,604	58,169	58,190
Market risk benefit liabilities, at fair value	6,292	7,512	8,393	8,033	5,902	5,945	5,138	5,662
Funds withheld payable under reinsurance treaties	30,254	30,322	29,771	29,007	27,199	25,506	23,900	22,957
Long-term debt	318	318	2,670	2,649	2,640	2,634	2,634	2,635
Repurchase agreements and securities lending payable	2,058	2,281	327	1,589	599	32	27	1,048
Collateral payable for derivative instruments	517	762	588	913	525	621	1,038	689
Freestanding derivative instruments	307	55	40	41	405	1,217	2,225	2,065
Notes issued by consolidated variable interest entities, at fair value under fair value option	995	1,014	1,006	1,404	1,401	1,757	1,745	1,732
Other liabilities	3,360	2,632	3,140	2,540	2,975	2,315	2,352	2,403
Separate account liabilities	226,882	239,806	237,096	248,949	231,198	196,184	185,042	195,906
Total liabilities	349,266	360,481	358,029	369,036	345,814	307,879	294,497	305,605

Equity
Common stock	1	1	1	1	1	1	1	1
Additional paid-in capital	5,927	5,927	5,928	6,051	6,081	6,020	6,036	6,063
Treasury stock, at cost	—	—	—	(211)	(351)	(371)	(410)	(443)
Shares held in trust	(4)	(4)	—	—	—	—	—	—
Equity compensation reserve	10	9	10	—	—	—	—	—
Accumulated other comprehensive income (loss), net of tax expense (benefit)	986	1,541	1,130	1,360	(119)	(1,739)	(3,032)	(3,378)
Retained earnings (deficit)	1,826	749	632	440	2,582	5,795	7,624	6,403
Total shareholders' equity	8,746	8,223	7,701	7,641	8,194	9,706	10,219	8,646
Noncontrolling interest	585	599	598	680	715	747	729	732
Total equity	9,331	8,822	8,299	8,321	8,909	10,453	10,948	9,378
Total liabilities and equity	$358,597	$369,303	$366,328	$377,357	$354,723	$318,332	$305,445	$314,983

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions, except per share and shares outstanding data)

Consolidated Capital Structure

	Balances as of								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Debt
Senior notes	$—	$—	$—	$1,581	$1,577	$2,321	$2,322	$2,323	$1,581	$2,323
Surplus notes	250	250	250	250	250	250	250	250	250	250
Term loans	—	—	2,352	751	750	—	—	—	751	—
FHLBI bank loans	68	68	68	67	63	63	62	62	67	62
Total debt [a]	$318	$318	$2,670	$2,649	$2,640	$2,634	$2,634	$2,635	$2,649	$2,635

Equity
Common stock	$1	$1	$1	$1	$1	$1	$1	$1	$1	$1
Additional paid-in capital	5,927	5,927	5,928	6,051	6,081	6,020	6,036	6,063	6,051	6,063
Treasury stock, at cost	—	—	—	(211)	(351)	(371)	(410)	(443)	(211)	(443)
Shares held in trust	(4)	(4)	—	—	—	—	—	—	—	—
Equity compensation reserve	10	9	10	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net of tax expense (benefit)	986	1,541	1,130	1,360	(119)	(1,739)	(3,032)	(3,378)	1,360	(3,378)
Retained earnings	1,826	749	632	440	2,582	5,795	7,624	6,403	440	6,403
Total shareholders' equity	8,746	8,223	7,701	7,641	8,194	9,706	10,219	8,646	7,641	8,646
Total shareholders' equity, excl. AOCI	7,760	6,682	6,571	6,281	8,313	11,445	13,251	12,024	6,281	12,024
Non-controlling interest	585	599	598	680	715	747	729	732	680	732
Total equity	$9,331	$8,822	$8,299	$8,321	$8,909	$10,453	$10,948	$9,378	$8,321	$9,378

Adjusted Book Value[1] [b]	$8,033	$7,314	$7,052	$6,568	$7,627	$9,768	$10,935	$9,918	$6,568	$9,918

Total Adjusted Capitalization[1] ([a]+[b])	$8,351	$7,632	$9,722	$9,217	$10,267	$12,402	$13,569	$12,553	$9,217	$12,553

Total Financial Leverage Ratio[1]	3.8%	4.2%	27.5%	28.7%	25.7%	21.2%	19.4%	21.0%	28.7%	21.0%

Capital Returned to Common Stock Shareholders
Dividends per common share	$—	$—	$—	$0.50	$0.55	$0.55	$0.55	$0.55	$0.50	$2.20
Total dividends on common stock	$—	$—	$—	$50	$52	$50	$49	$48	$50	$199
Total amount of common shares repurchased	$—	$—	$—	$211	$140	$66	$39	$38	$211	$283
Number of common shares repurchased	—	—	—	5,778,649	3,433,610	1,870,854	1,200,000	1,142,105	5,778,649	7,646,569

[1] See explanation of Non-GAAP Financial Measures at the end of this Financial Supplement.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Pretax Adjusted Operating Earnings[1]

	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Operating Revenue
Fee income	$1,232	$1,289	$1,332	$1,340	$1,245	$1,167	$1,133	$1,089	$5,193	$4,634
Premiums	44	40	41	35	40	35	39	30	160	144
Net investment income	540	451	471	495	401	361	340	384	1,957	1,486
Income (loss) on operating derivatives	38	41	38	36	35	24	3	(22)	153	40
Other income	23	30	17	24	20	21	19	25	94	85
Total operating revenue	1,877	1,851	1,899	1,930	1,741	1,608	1,534	1,506	7,557	6,389

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	210	186	226	136	257	210	170	158	758	795
Interest credited on other contract holder funds, net of deferrals and amortization	213	209	209	201	197	209	224	236	832	866
(Gain) loss from updating future policy benefits cash flow assumptions, net	48	7	14	3	15	15	(37)	(21)	72	(28)
Interest expense	6	7	6	18	20	24	29	40	37	113
Operating costs and other expenses, net of deferrals	665	674	685	763	665	542	592	633	2,787	2,432
Amortization of deferred acquisition costs	141	142	144	143	142	144	142	140	570	568
Total operating benefits and expenses	1,283	1,225	1,284	1,264	1,296	1,144	1,120	1,186	5,056	4,746
Pretax adjusted operating earnings[1]	$594	$626	$615	$666	$445	$464	$414	$320	$2,501	$1,643

	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Operating costs and other expenses
Asset-based commission expenses	$267	$281	$286	$292	$275	$250	$242	$243	$1,126	$1,010
Other commission expenses	266	264	263	249	240	229	195	182	1,042	846
Sub-advisor expenses	91	97	101	100	90	82	81	76	389	329
General and administrative expenses	241	235	227	323	240	152	220	263	1,026	875
Deferral of acquisition costs	(200)	(203)	(192)	(201)	(180)	(171)	(146)	(131)	(796)	(628)
Total operating costs and other expenses	$665	$674	$685	$763	$665	$542	$592	$633	$2,787	$2,432

	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Pretax Adjusted Operating Earnings by Segment[1]
Retail annuities	$541	$519	$547	$577	$425	$425	$330	$327	$2,184	$1,507
Institutional products	10	6	21	27	23	19	20	17	64	79
Closed life and annuity blocks	60	78	80	37	(9)	12	76	38	255	117
Corporate and other	(17)	23	(33)	25	6	8	(12)	(62)	(2)	(60)
Total pretax adjusted operating earnings	$594	$626	$615	$666	$445	$464	$414	$320	$2,501	$1,643

[1]See explanation of Non-GAAP Financial Measures at the end of this Financial Supplement.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Retail Annuities

Pretax Adjusted Operating Earnings, Sales, and Key Metrics
	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Operating Revenue
Fee income	$1,089	$1,150	$1,194	$1,203	$1,108	$1,034	$1,002	$964	$4,636	$4,108
Premiums	6	7	2	—	3	—	3	4	15	10
Net investment income	211	150	180	151	114	113	72	104	692	403
Income (loss) on operating derivatives	14	15	13	10	11	7	2	(3)	52	17
Other income	12	11	12	12	11	11	11	9	47	42
Total operating revenue	1,332	1,333	1,401	1,376	1,247	1,165	1,090	1,078	5,442	4,580

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals[1]	22	26	38	(80)	32	16	2	11	6	61
Interest credited on other contract holder funds, net of deferrals	57	55	56	57	57	61	72	63	225	253
(Gain) loss from updating future policy benefits cash flow assumptions, net	(6)	(2)	(2)	2	(3)	1	(1)	(1)	(8)	(4)
Interest expense	5	6	6	5	5	6	8	13	22	32
Operating costs and other expenses, net of deferrals	575	590	615	676	592	515	540	527	2,456	2,174
Amortization of deferred acquisition costs	138	139	141	139	139	141	139	138	557	557
Total operating benefits and expenses	791	814	854	799	822	740	760	751	3,258	3,073
Pretax adjusted operating earnings[2]	$541	$519	$547	$577	$425	$425	$330	$327	$2,184	$1,507

Sales
By Product
VA with lifetime benefits guarantees	$3,263	$3,163	$3,148	$3,148	$3,219	$2,569	$2,092	$1,854	$12,722	$9,734
VA without lifetime benefits guarantees (incl. investment-only products)	1,412	1,658	1,590	1,691	1,356	1,064	794	690	6,351	3,904
Registered Index-Linked Annuities (RILA)	—	—	—	108	199	490	562	560	108	1,811
FA/FIA[3]	50	38	31	29	23	19	112	134	148	288
Total	$4,724	$4,859	$4,769	$4,976	$4,797	$4,142	$3,560	$3,238	$19,329	$15,737
Variable Annuity By Rider Type
None (investment-only)	$614	$723	$683	$723	$603	$465	$343	$331	$2,743	$1,742
GMDB only	717	857	829	882	667	533	397	303	3,285	1,900
GMWB - without lifetime benefits guarantees	81	78	78	86	86	66	54	56	323	262
GMWB - with lifetime benefits guarantees	3,263	3,163	3,148	3,148	3,219	2,569	2,092	1,854	12,722	9,734
Total	$4,674	$4,821	$4,738	$4,839	$4,575	$3,633	$2,886	$2,544	$19,073	$13,638
Total Sales % By Channel
Independent broker-dealers	71%	69%	69%	69%	63%	68%	68%	68%	70%	67%
Banks and other financial institutions	13%	14%	14%	13%	12%	13%	12%	11%	13%	12%
Wirehouses and regional broker-dealers	13%	14%	14%	15%	11%	13%	15%	15%	14%	13%
IPA channel[4]	3%	3%	3%	3%	14%	6%	5%	6%	3%	8%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Key Metrics
Total variable annuity fee margin[5]	3.0%	3.1%	3.1%	3.1%	3.0%	3.2%	3.5%	3.5%	3.1%	3.3%
Variable annuity gross separate account return[6]	4.6%	6.5%	(0.2)%	5.9%	(6.2)%	(14.0)%	(4.5)%	7.5%	17.6%	(17.3)%
Operating income margin[7]	40.6%	38.9%	39.0%	41.9%	34.1%	36.5%	30.3%	30.3%	40.1%	32.9%

[1]Includes recovery of claims on previously reinsured policies for fixed annuities and fixed-indexed annuities of $80 million in the three months ended December 31, 2021.
[2]See explanation of Non-GAAP Financial Measures at the end of this Financial Supplement.
[3]Net of premiums ceded to Athene.
[4]The IPA Channel includes the distribution of Jackson products through non-traditional distribution intermediaries such as Independent Registered Investment Advisors, Platforms (e.g. AllianceBernstein Lifetime Income Strategy/defined contribution plans), and insurance professionals and agents.

[5]Total annualized VA fee income (including guarantee fees) as a percentage of average VA account value.
[6]Separate account returns are calculated from the change in net asset value (NAVs) and are gross of all fees.
[7]Operating income as a percentage of operating revenue.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Retail Annuities

Select Operating Metrics - (1/4)
	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Account Value
Variable Annuity - General Account
Balance as of beginning of periods, net of reinsurance	$10,094	$10,104	$9,615	$9,776	$9,456	$9,793	$10,469	$10,434	$10,094	$9,456
Premiums and deposits	396	359	358	377	359	375	315	301	1,490	1,350
Surrenders, withdrawals and benefits	(533)	(472)	(414)	(397)	(369)	(380)	(362)	(381)	(1,816)	(1,492)
Net flows	(137)	(113)	(56)	(20)	(10)	(5)	(47)	(80)	(326)	(142)
Net transfer to variable funds	133	(393)	197	(321)	326	666	(8)	(114)	(384)	870
Interest credited	42	41	41	41	40	41	44	43	165	168
Policy charges and other	(28)	(24)	(21)	(20)	(19)	(26)	(24)	(24)	(93)	(93)
Balance as of end of periods, net of reinsurance	$10,104	$9,615	$9,776	$9,456	$9,793	$10,469	$10,434	$10,259	$9,456	$10,259

Variable Annuity - Separate Account
Balance as of beginning of periods, net of reinsurance	$218,618	$226,426	$239,326	$236,630	$248,467	$230,762	$195,830	$184,705	$218,618	$248,467
Premiums and deposits	4,279	4,463	4,381	4,464	4,216	3,258	2,571	2,243	17,587	12,288
Surrenders, withdrawals and benefits	(4,383)	(4,674)	(4,454)	(4,761)	(4,204)	(3,553)	(3,190)	(3,606)	(18,272)	(14,553)
Net flows	(104)	(211)	(73)	(297)	12	(295)	(619)	(1,363)	(685)	(2,265)
Net transfer to fixed option	(133)	393	(197)	321	(326)	(666)	8	114	384	(870)
Investment performance	8,626	13,334	(1,794)	12,455	(16,727)	(33,310)	(9,853)	12,741	32,621	(47,149)
Policy charges and other	(581)	(616)	(632)	(642)	(664)	(661)	(661)	(647)	(2,471)	(2,633)
Balance as of end of periods, net of reinsurance	$226,426	$239,326	$236,630	$248,467	$230,762	$195,830	$184,705	$195,550	$248,467	$195,550

Variable Annuity - Total
Balance as of beginning of periods, net of reinsurance	$228,712	$236,530	$248,941	$246,406	$257,923	$240,555	$206,299	$195,139	$228,712	$257,923
Premiums and deposits	4,675	4,823	4,738	4,841	4,575	3,633	2,886	2,544	19,077	13,638
Surrenders, withdrawals and benefits	(4,915)	(5,148)	(4,867)	(5,158)	(4,573)	(3,933)	(3,552)	(3,987)	(20,088)	(16,045)
Net flows	(240)	(325)	(129)	(317)	2	(300)	(666)	(1,443)	(1,011)	(2,407)
Investment performance	8,626	13,334	(1,794)	12,455	(16,727)	(33,310)	(9,853)	12,741	32,621	(47,149)
Interest credited	42	41	41	41	40	41	44	43	165	168
Policy charges and other	(610)	(639)	(653)	(662)	(683)	(687)	(685)	(671)	(2,564)	(2,726)
Balance as of end of periods, net of reinsurance	236,530	248,941	246,406	257,923	240,555	206,299	195,139	205,809	257,923	205,809
Reinsured account value - balance as of end of periods	—	—	—	—	—	—	—	—	—	—
Balance as of end of periods, gross of reinsurance	$236,530	$248,941	$246,406	$257,923	$240,555	$206,299	$195,139	$205,809	$257,923	$205,809

Annualized surrenders and withdrawals as percentage of VA account value	8.5%	8.5%	7.9%	8.2%	7.3%	7.0%	7.1%	8.0%	8.2%	7.3%

Variable Annuity Allocation
By Fund Type
Equity	$153,864	$164,049	$161,605	$171,811	$158,362	$131,212	$123,536	$132,547	$171,811	$132,547
Bond	23,610	24,063	24,026	24,059	22,458	20,122	18,905	19,155	24,059	19,155
Balanced	46,633	48,940	48,671	50,534	47,484	41,498	39,075	40,797	50,534	40,797
Money market	2,319	2,274	2,328	2,063	2,458	2,998	3,189	3,051	2,063	3,051
Total separate account	226,426	239,326	236,630	248,467	230,762	195,830	184,705	195,550	248,467	195,550
Fixed (general account)	10,104	9,615	9,776	9,456	9,793	10,469	10,434	10,259	9,456	10,259
Total variable annuity account value	$236,530	$248,941	$246,406	$257,923	$240,555	$206,299	$195,139	$205,809	$257,923	$205,809

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Retail Annuities

Select Operating Metrics - (2/4)
	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Account Value
Fixed and Fixed Index Annuity
Balance as of beginning of periods, net of reinsurance	$1,253	$1,284	$1,324	$1,364	$1,390	$1,407	$1,423	$1,527	$1,253	$1,390
Premiums and deposits	58	39	45	140	54	59	138	155	282	406
Surrenders, withdrawals and benefits	(33)	1	(8)	(123)	(44)	(49)	(42)	(57)	(163)	(192)
Net flows	25	40	37	17	10	10	96	98	119	214
Change in value of equity option	2	1	—	2	(1)	(4)	(1)	2	5	(4)
Interest credited	9	9	9	11	12	14	17	14	38	57
Policy charges and other	(5)	(10)	(6)	(4)	(4)	(4)	(8)	(7)	(25)	(23)
Balance as of end of periods, net of reinsurance	1,284	1,324	1,364	1,390	1,407	1,423	1,527	1,634	1,390	1,634
Reinsured account value - balance as of end of periods	26,297	25,920	25,439	24,956	24,380	23,762	22,909	21,849	24,956	21,849
Balance as of end of periods, gross of reinsurance	$27,581	$27,244	$26,803	$26,346	$25,787	$25,185	$24,436	$23,483	$26,346	$23,483

Annualized surrenders, withdrawals as % of FA and FIA account value[1]	10.4%	(0.3)%	2.4%	35.7%	12.6%	13.9%	11.4%	14.4%	12.3%	13.0%

RILA
Balance as of beginning of periods, net of reinsurance	$—	$—	$—	$—	$110	$305	$735	$1,235	$—	$110
Premiums and deposits	—	—	—	108	199	490	562	560	108	1,811
Surrenders, withdrawals and benefits	—	—	—	—	(1)	(1)	(1)	(5)	—	(8)
Net flows	—	—	—	108	198	489	561	555	108	1,803
Change in value of equity option	—	—	—	2	(3)	(59)	(59)	84	2	(37)
Interest credited	—	—	—	—	—	—	1	1	—	2
Policy charges and other	—	—	—	—	—	—	(3)	—	—	(3)
Balance as of end of periods, net of reinsurance	—	—	—	110	305	735	1,235	1,875	110	1,875
Reinsured account value - balance as of end of periods	—	—	—	—	—	—	—	—	—	—
Balance as of end of periods, gross of reinsurance	$—	$—	$—	$110	$305	$735	$1,235	$1,875	$110	$1,875

Annualized surrenders, withdrawals as % of RILA account value[1]	—%	—%	—%	—%	1.9%	0.8%	0.4%	1.3%	—%	0.9%

[1]Represents net of reinsurance annualized surrender, withdrawals as % of net account value.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Retail Annuities

Select Operating Metrics - (2/4) (Continued)
	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Payout Annuity
Balance as of beginning of periods, net of reinsurance	$776	$747	$738	$726	$712	$684	$674	$655	$776	$712
Premiums and deposits	29	36	37	25	24	28	27	27	127	106
Surrenders, withdrawals and benefits	(60)	(50)	(54)	(44)	(53)	(43)	(49)	(40)	(208)	(185)
Net flows	(31)	(14)	(17)	(19)	(29)	(15)	(22)	(13)	(81)	(79)
Change in value of equity option	—	—	—	—	—	—	—	—	—	—
Interest credited	5	5	5	5	4	5	4	4	20	17
Policy charges and other	(3)	—	—	—	(3)	—	(1)	3	(3)	(1)
Balance as of end of periods, net of reinsurance	747	738	726	712	684	674	655	649	712	649
Reinsured account value - balance as of end of periods	75	87	109	119	139	159	172	188	119	188
Balance as of end of periods, gross of reinsurance	$822	$825	$835	$831	$823	$833	$827	$837	$831	$837

Annualized surrenders, withdrawals as % of payout annuity account value[1]	31.5%	26.9%	29.5%	24.5%	30.4%	25.3%	29.5%	24.5%	28.1%	27.4%

Total Retail Annuity[2]
Balance as of beginning of periods, net of reinsurance	$230,741	$238,561	$251,003	$248,496	$260,135	$242,951	$209,131	$198,556	$230,741	$260,135
Premiums and deposits	4,762	4,898	4,820	5,114	4,852	4,210	3,613	3,286	19,594	15,961
Surrenders, withdrawals and benefits	(5,008)	(5,197)	(4,929)	(5,325)	(4,671)	(4,026)	(3,644)	(4,089)	(20,459)	(16,430)
Net flows	(246)	(299)	(109)	(211)	181	184	(31)	(803)	(865)	(469)
Investment performance	8,626	13,334	(1,794)	12,455	(16,727)	(33,310)	(9,853)	12,741	32,621	(47,149)
Change in value of equity option	2	1	—	4	(4)	(63)	(60)	86	7	(41)
Interest credited	56	55	55	57	56	60	66	62	223	244
Policy charges and other	(618)	(649)	(659)	(666)	(690)	(691)	(697)	(675)	(2,592)	(2,753)
Balance as of end of periods, net of reinsurance	238,561	251,003	248,496	260,135	242,951	209,131	198,556	209,967	260,135	209,967
Reinsured account value - balance as of end of periods	26,372	26,007	25,548	25,075	24,519	23,921	23,081	22,037	25,075	22,037
Balance as of end of periods, gross of reinsurance	$264,933	$277,010	$274,044	$285,210	$267,470	$233,052	$221,637	$232,004	$285,210	$232,004

Annualized surrenders, withdrawals as % of account value[1]	8.5%	8.5%	7.9%	8.4%	7.4%	7.1%	7.2%	8.0%	8.3%	7.3%

[1]Represents net of reinsurance annualized surrender, withdrawals as % of net account value.
[2]Account value excludes reserves for future policy benefits.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Retail Annuities

Select Operating Metrics - (3/4)
	Balances as of
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22
U.S. GAAP Reserves[1]
By Financial Statement Line
Separate account liabilities	$226,795	$239,719	$237,010	$248,859	$231,113	$196,114	$184,976	$195,835
Reserves for future policy benefits	1,228	1,269	1,258	1,249	1,152	1,069	1,018	1,042
Other contract holder funds	38,507	37,684	37,414	36,743	36,708	37,222	36,932	36,454
Market risk benefits	3,935	5,757	6,997	6,363	3,462	3,609	2,099	789
Total	$270,465	$284,429	$282,679	$293,214	$272,435	$238,014	$225,025	$234,120

By Product
Variable annuities - separate account with lifetime benefits guarantees	$168,178	$177,712	$175,429	$184,031	$170,698	$144,576	$136,338	$144,629
Variable annuities - separate account w/o lifetime benefits guarantees (incl. investment-only products)	58,617	62,007	61,581	64,828	60,415	51,538	48,638	51,206
Variable annuities - general account	14,287	15,617	17,017	16,058	13,497	14,332	12,787	11,313
Total variable annuities	241,082	255,336	254,027	264,917	244,610	210,446	197,763	207,148
RILA	—	—	—	110	306	738	1,240	1,879
Fixed annuities	13,775	13,611	13,430	13,186	12,953	12,728	12,313	11,698
Fixed index annuities	13,857	13,704	13,448	13,241	12,890	12,487	12,137	11,804
Payout annuities	1,751	1,778	1,774	1,760	1,676	1,615	1,572	1,591
Total	$270,465	$284,429	$282,679	$293,214	$272,435	$238,014	$225,025	$234,120

[1] Gross of reinsurance

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Retail Annuities

Select Operating Metrics - (4/4)
	Balances as of
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22
Variable Annuity Account Value (before reinsurance)
No Living Benefits
w/ No GMDB (return of AV)	$26,375	$27,771	$27,715	$29,089	$27,376	$23,680	$22,399	$23,507
w/ ROP GMDB	15,674	16,697	16,782	17,855	16,823	14,650	13,939	14,580
w/ Enhanced GMDB	12,763	13,390	13,235	13,775	12,830	11,060	10,481	10,986
GMWB
w/ No GMDB (return of AV)	41	46	47	51	49	42	41	47
w/ ROP GMDB	5,699	5,935	5,811	6,014	5,563	4,753	4,469	4,674
w/ Enhanced GMDB	1,228	1,270	1,221	1,253	1,156	983	919	953
GMWB for Life
w/ No GMDB (return of AV)	913	1,025	1,059	1,198	1,561	1,393	1,363	1,496
w/ ROP GMDB	158,114	166,550	164,723	172,375	160,218	137,083	129,657	137,113
w/ Enhanced GMDB	13,841	14,392	14,024	14,505	13,323	11,254	10,568	11,097
GMIB
w/ ROP GMDB	1,323	1,347	1,293	1,299	1,190	1,006	934	972
w/ Enhanced GMDB	512	518	496	509	466	395	369	384
GMAB
w/ ROP GMDB	40	—	—	—	—	—	—	—
w/ Enhanced GMDB	7	—	—	—	—	—	—	—
Total	$236,530	$248,941	$246,406	$257,923	$240,555	$206,299	$195,139	$205,809

Net Amount at Risk (before reinsurance)[1]	$3,637	$3,277	$3,971	$3,404	$5,831	$14,815	$19,900	$15,592

[1] Net amount at risk (NAR) is defined as of the valuation date for each contract as the greater of Death Benefit NAR (DBNAR) and Living Benefit NAR (LBNAR), as applicable, where DBNAR is the GMDB benefit base in excess of the account value, and the LBNAR is the actuarial present value of guaranteed living benefits in excess of the account value.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Institutional Products

Pretax Adjusted Operating Earnings, Sales, and Key Metrics
	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Operating Revenue
Net investment income	$64	$56	$69	$71	$64	$72	$80	$96	$260	$312
Income (loss) on operating derivatives	—	—	(1)	(2)	(1)	(4)	(8)	(9)	(3)	(22)
Total operating revenue	64	56	68	69	63	68	72	87	257	290

Operating Benefits and Expenses
Interest credited on other contract holder funds, net of deferrals	52	48	47	41	39	47	51	64	188	201
Interest expense[1]	1	1	(2)	—	—	—	—	5	—	5
Operating costs and other expenses, net of deferrals	1	1	2	1	1	2	1	1	5	5
Total operating benefits and expenses	54	50	47	42	40	49	52	70	193	211
Pretax adjusted operating earnings[2]	$10	$6	$21	$27	$23	$19	$20	$17	$64	$79

Sales
By Product
Traditional guaranteed investment contracts (GICs)	$—	$—	$—	$3	$175	$201	$64	$58	$3	$498
FHLBI funding agreements	—	—	43	429	50	—	250	—	472	300
Medium-Term Note funding agreements	—	—	—	—	750	—	—	850	—	1,600
Total	$—	$—	$43	$432	$975	$201	$314	$908	$475	$2,398

	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Account Value
General Account
Balance as of beginning of periods	$11,138	$10,579	$8,910	$8,839	$8,830	$9,173	$8,483	$8,358	$11,138	$8,830
Premiums and deposits	—	—	43	432	975	201	314	908	475	2,398
Surrenders, withdrawals and benefits	(545)	(1,735)	(147)	(488)	(659)	(868)	(428)	(403)	(2,915)	(2,358)
Net flows	(545)	(1,735)	(104)	(56)	316	(667)	(114)	505	(2,440)	40
Interest credited	53	49	45	41	39	47	51	64	188	201
Policy charges and other	(67)	17	(12)	6	(12)	(70)	(62)	92	(56)	(52)
Balance as of end of periods	$10,579	$8,910	$8,839	$8,830	$9,173	$8,483	$8,358	$9,019	$8,830	$9,019

GAAP Reserves	Balance as of
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
By Product
Traditional guaranteed investment contracts (GICs)	$1,175	$1,100	$994	$894	$1,052	$1,181	$1,162	$1,128	$894	$1,128
FHLBI funding agreements	1,478	1,478	1,522	1,950	2,000	2,001	2,252	2,004	1,950	2,004
Medium-Term Note funding agreements	7,925	6,332	6,322	5,986	6,121	5,301	4,944	5,887	5,986	5,887
Total	$10,579	$8,910	$8,839	$8,830	$9,173	$8,483	$8,358	$9,019	$8,830	$9,019

1At September 30, 2021, interest expense recorded for certain funding agreements has been reclassified to interest credited on other contract holder funds, prospectively. In 4Q 2022, this represented the interest expense for the repurchase agreement on guaranteed investment contracts.

[2]See explanation of Non-GAAP Financial Measures at the end of this Financial Supplement.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Closed Life and Annuity Blocks

Pretax Adjusted Operating Earnings and Key Metrics
	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Operating Revenue
Fee income	$125	$123	$123	$121	$121	$119	$118	$116	$492	$474
Premiums	38	33	39	35	37	35	36	26	145	134
Net investment income	265	213	245	227	189	167	166	184	950	706
Income (loss) on operating derivatives	20	18	18	16	15	13	7	(4)	72	31
Other income	9	13	7	10	8	9	8	10	39	35
Total operating revenue	457	400	432	409	370	343	335	332	1,698	1,380

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	188	160	188	216	225	194	168	147	752	734
Interest credited on other contract holder funds, net of deferrals	104	106	106	103	101	101	101	109	419	412
(Gain) loss from updating future policy benefits cash flow assumptions, net	54	9	16	1	18	14	(36)	(20)	80	(24)
Operating costs and other expenses, net of deferrals	48	44	39	48	32	19	23	56	179	130
Amortization of deferred acquisition costs	3	3	3	4	3	3	3	2	13	11
Total operating benefits and expenses	397	322	352	372	379	331	259	294	1,443	1,263
Pretax adjusted operating earnings[1]	$60	$78	$80	$37	$(9)	$12	$76	$38	$255	$117

	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Account Value[2]
General Account
Balance as of beginning of periods, net of reinsurance	$8,964	$8,865	$8,789	$8,709	$8,637	$8,532	$8,449	$8,372	$8,964	$8,637
Premiums and deposits	85	80	82	80	82	76	76	75	327	309
Surrenders, withdrawals and benefits	(161)	(138)	(142)	(136)	(162)	(135)	(132)	(150)	(577)	(579)
Net flows	(76)	(58)	(60)	(56)	(80)	(59)	(56)	(75)	(250)	(270)
Interest credited	104	103	103	103	99	99	99	107	413	404
Policy charges and other	(127)	(121)	(123)	(119)	(124)	(123)	(120)	(116)	(490)	(483)
Balance as of end of periods, net of reinsurance	8,865	8,789	8,709	8,637	8,532	8,449	8,372	8,288	8,637	8,288
Reinsured account value - balance as of end of periods	4,337	4,359	4,353	4,327	4,280	4,269	4,320	4,246	4,327	4,246
Balance as of end of periods, gross of reinsurance	13,202	13,148	13,062	12,964	12,812	12,718	12,692	12,534	12,964	12,534

	Balance as of
GAAP Reserves	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
By Financial Statement Line
Separate account liabilities	$87	$87	$86	$90	$85	$70	$66	$71	$90	$71
Reserves for future policy benefits	12,930	13,070	12,771	12,509	11,416	10,565	9,849	9,866	12,509	9,866
Other contract holder funds	13,202	13,148	13,062	12,964	12,812	12,718	12,692	12,534	12,964	12,534
Market risk benefits	7	7	7	6	7	7	7	8	6	8
Total	$26,226	$26,312	$25,926	$25,569	$24,320	$23,360	$22,614	$22,479	$25,569	$22,479

[1]See explanation of Non-GAAP Financial Measures at the end of this Financial Supplement.
[2]Account value excludes reserve for future policy benefits.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Corporate and Other[1]

Pretax Adjusted Operating Earnings
	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Operating Revenue
Fee income	$18	$16	$15	$16	$16	$14	$13	$9	$65	$52
Net investment income (loss)	—	32	(23)	46	34	9	22	—	55	65
Income (loss) on operating derivatives	4	8	8	12	10	8	2	(6)	32	14
Other income (expense)	2	6	(2)	2	1	1	—	6	8	8
Total operating revenue	24	62	(2)	76	61	32	37	9	160	139

Operating Benefits and Expenses
Interest expense	—	—	2	13	15	18	21	22	15	76
Operating costs and other expenses, net of deferrals	41	39	29	38	40	6	28	49	147	123
Total operating benefits and expenses	41	39	31	51	55	24	49	71	162	199
Pretax adjusted operating earnings[2]	$(17)	$23	$(33)	$25	$6	$8	$(12)	$(62)	$(2)	$(60)

[1]Corporate and Other includes the intersegment eliminations.
[2]See explanation of Non-GAAP Financial Measures at the end of this Financial Supplement.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Consolidated Composition of Invested Assets

	Balances as of
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22
Invested Asset Reconciliation
Total investments	$75,881	$74,736	$74,203	$74,227	$69,345	$67,127	$65,890	$65,946
Cash and cash equivalents	1,573	1,536	2,482	2,623	2,674	5,258	5,331	4,298
Total investments and cash and cash equivalents	$77,453	$76,272	$76,685	$76,850	$72,019	$72,385	$71,221	$70,244

Breakdown of Invested Assets
By Asset Class Excluding Funds Withheld Assets
Debt securities
U.S. government securities	$4,318	$4,312	$4,306	$4,166	$3,121	$2,839	$3,906	$5,034
Other government securities	1,088	1,114	1,086	1,067	1,024	914	855	850
Corporate securities	25,178	24,791	25,045	25,940	24,252	23,181	21,930	21,837
Residential mortgage-backed	236	233	231	217	221	223	228	250
Commercial mortgage-backed	1,516	1,205	1,191	1,199	1,175	1,165	1,211	1,220
Other asset-backed securities	1,371	1,195	1,293	1,528	1,592	1,656	1,700	1,790
Total debt securities	33,707	32,850	33,152	34,117	31,385	29,978	29,830	30,981
Equity securities	151	155	162	163	162	172	150	316
Mortgage loans	7,479	7,260	7,018	6,743	6,764	6,935	6,877	6,840
Policy loans	1,044	1,027	1,008	992	973	959	946	942
Freestanding derivative instruments	1,014	1,466	1,103	1,374	868	1,133	1,767	1,173
Other invested assets	2,483	2,340	2,233	2,484	2,611	2,759	2,753	2,802
Subtotal	45,878	45,098	44,676	45,873	42,763	41,936	42,323	43,054
Funds withheld assets	30,003	29,638	29,527	28,354	26,582	25,191	23,567	22,892
Total investments	$75,881	$74,736	$74,203	$74,227	$69,345	$67,127	$65,890	$65,946

Fixed Income Assets by Rating Excluding Funds Withheld Assets
AAA	21.6%	20.7%	20.3%	19.5%	17.1%	17.0%	20.8%	23.9%
AA	7.3%	7.9%	7.5%	7.6%	8.4%	8.0%	8.0%	7.7%
A	30.2%	29.6%	30.3%	29.6%	29.7%	30.3%	29.5%	29.3%
BBB	35.3%	35.6%	35.5%	36.5%	37.4%	36.1%	33.3%	30.9%
Investment grade	94.4%	93.8%	93.6%	93.2%	92.6%	91.4%	91.6%	91.8%
BB	2.8%	2.8%	3.0%	3.1%	3.3%	3.6%	3.4%	3.5%
B and below	2.8%	3.4%	3.4%	3.7%	4.1%	5.0%	5.0%	4.7%
Below investment grade	5.6%	6.2%	6.4%	6.8%	7.4%	8.6%	8.4%	8.2%
Total debt securities	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Consolidated Composition of Debt Securities Excluding Funds Withheld Assets

	Balances as of
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22
Debt Securities Excluding Funds Withheld Assets
U.S. government securities	$4,318	$4,312	$4,306	$4,166	$3,121	$2,839	$3,906	$5,034
Other government securities	1,088	1,114	1,086	1,067	1,024	914	855	850
Corporate securities:
Utilities	4,859	4,870	4,814	4,883	4,461	4,155	3,847	3,958
Energy	2,097	2,118	2,111	2,190	1,989	1,858	1,748	1,735
Banking	1,215	1,231	1,192	1,307	1,137	1,232	1,267	1,235
Healthcare	2,323	2,248	2,327	2,369	2,209	2,061	1,939	1,864
Finance/insurance	2,426	2,716	2,801	3,074	3,098	2,915	2,834	2,811
Technology/telecom	1,955	1,735	1,763	1,831	1,672	1,691	1,565	1,545
Consumer goods	1,769	1,707	1,731	1,814	1,765	1,569	1,498	1,557
Industrial	1,290	1,228	1,252	1,291	1,244	1,127	991	955
Capital goods	1,675	1,603	1,614	1,597	1,420	1,446	1,337	1,293
Real estate	1,234	1,088	1,102	1,150	1,065	1,039	949	985
Media	750	874	733	740	765	750	737	706
Transportation	871	741	851	924	831	783	798	797
Retail	954	909	906	937	889	866	825	806
Other	1,760	1,723	1,848	1,833	1,707	1,689	1,595	1,590
Total corporate securities	25,178	24,791	25,045	25,940	24,252	23,181	21,930	21,837
Residential mortgage-backed	236	233	231	217	221	223	228	250
Commercial mortgage-backed	1,516	1,205	1,191	1,199	1,175	1,165	1,211	1,220
Other asset-backed securities	1,371	1,195	1,293	1,528	1,592	1,656	1,700	1,790
Total debt securities excluding funds withheld assets	$33,707	$32,850	$33,152	$34,117	$31,385	$29,978	$29,830	$30,981

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Consolidated Net Investment Income[1]

	For the Three Months Ended																For the Twelve Months Ended or As of
	3/31/21		6/30/21		9/30/21		12/31/21		3/31/22		6/30/22		9/30/22		12/31/22		12/31/21		12/31/22
	Income Pct.	Amount	Income Pct.	Amount	Income Pct.	Amount	Income Pct.	Amount	Income Pct.	Amount	Income Pct.	Amount	Income Pct.	Amount	Income Pct.	Amount	Income Pct.	Amount	Income Pct.	Amount
Debt Securities
Income (loss)	4.0%	$323	3.5%	$277	3.5%	$272	3.6%	$282	3.4%	$273	2.6%	$213	3.7%	$306	3.3%	$284	3.6%	$1,154	3.2%	$1,076
Ending assets - income pct. value[2]		32,305		30,631		31,189		32,317		32,851		32,650		34,117		34,416		32,317		34,416
Ending assets - carrying value		33,706		32,851		33,140		34,117		31,385		29,978		29,830		30,981		34,117		30,981

Equity Securities
Income (loss)	(0.8)%	—	18.1%	7	(0.5)%	—	2.5%	1	2.5%	1	14.4%	6	(62.1)%	(25)	3.4%	2	5.1%	8	(8.3)%	(16)
Ending assets - carrying value		151		155		162		163		162		172		150		316		163		316

Mortgage Loans
Income (loss)	4.2%	82	4.3%	80	4.4%	79	4.5%	78	4.3%	73	3.9%	68	4.0%	70	4.3%	74	4.3%	319	4.1%	285
Ending assets - income pct. value[2]		7,552		7,343		7,088		6,813		6,821		7,002		6,947		6,925		6,813		6,925
Ending assets - carrying value		7,479		7,260		7,018		6,743		6,764		6,935		6,877		6,840		6,743		6,840

Policy Loans
Income (loss)	7.1%	19	6.6%	17	7.9%	20	6.8%	17	6.9%	17	7.0%	17	7.6%	18	7.2%	17	7.1%	73	7.2%	69
Ending assets - carrying value		1,043		1,027		1,008		992		973		959		946		942		992		942

Limited Partnerships
Income (loss)	48.9%	243	29.4%	150	40.3%	193	42.0%	209	19.9%	108	8.7%	50	(1.2)%	(7)	(1.2)%	(7)	40.1%	795	6.3%	144
Ending assets - carrying value		2,110		1,968		1,863		2,116		2,223		2,372		2,369		2,419		2,116		2,419

Other Invested Assets (ex. Limited Partnerships)
Income (loss)	4.3%	4	5.4%	5	2.2%	2	4.3%	4	1.1%	1	1.0%	1	2.1%	2	4.2%	4	4.0%	15	2.1%	8
Ending assets - carrying value		374		372		370		368		388		387		384		383		368		383

Total Invested Assets (ex. Derivative3)
Income (loss)	6.1%	$671	5.0%	$536	5.4%	$566	5.6%	$591	4.4%	$473	3.3%	$355	3.3%	$364	3.3%	$374	5.5%	$2,364	3.6%	$1,566
Ending assets - income pct. value[2]		43,535		41,496		41,680		42,769		43,418		43,542		44,913		45,401		42,769		45,401
Ending assets - carrying value		44,863		43,632		43,561		44,499		41,895		40,803		40,556		41,881		44,499		41,881

Cash and Short-Term Investments
Income (loss)	0.0%	—	0.1%	—	0.0%	—	0.0%	—	0.0%	—	1.0%	9	1.0%	12	1.8%	20	0.0%	—	1.1%	41
Ending assets - carrying value		1,189		1,189		2,099		2,185		2,224		4,934		4,822		4,038		2,185		4,038

Funds Withheld Assets
Income (loss)	3.9%	291	4.0%	294	4.1%	300	4.2%	303	3.7%	260	5.3%	364	4.6%	313	4.8%	317	4.0%	1,188	4.6%	1,254
Ending assets - income pct. value[2,4]		30,050		29,211		29,298		28,410		27,744		27,608		26,908		25,792		28,410		25,792
Ending assets - carrying value[4]		30,371		29,967		29,884		28,749		26,974		25,405		23,893		23,055		28,749		23,055

Total Net Investment Income
Investment income		$962		$830		$866		$894		$733		$728		$689		$711		$3,552		$2,861
Less: investment fees		(32)		(29)		(29)		(38)		(43)		(36)		(49)		28		(128)		(100)
Investment income, net		$930		$801		$837		$856		$690		$692		$640		$739		$3,424		$2,761

Total Operating Net Investment Income
Investment income, net		$930		$801		$837		$856		$690		$692		$640		$739		$3,424		$2,761
Less: investment income on funds withheld assets		(291)		(294)		(300)		(303)		(260)		(364)		(313)		(317)		(1,188)		(1,254)
Less: investment income related to noncontrolling interests		(68)		(56)		(62)		(76)		(31)		(31)		11		9		(262)		(42)
Less: investment income due to consolidation		(31)		—		(4)		18		2		64		2		(47)		(17)		21
Operating investment income, net		$540		$451		$471		$495		$401		$361		$340		$384		$1,957		$1,486

[1]Income percentages are annualized.
[2]Ending assets - Income Pct. Value is amortized cost for debt securities and amortized cost excluding loss allowance for mortgage loans.
[3]Results of derivatives are not included in Net Investment Income and the asset value has been excluded from Ending Assets.
[4]Details of the Income Pct. Value and Carrying Value for the Funds Withheld Assets as of the current period (12/31/22) are as follows:
							Income Pct. Value		Carrying Value
Debt Securities								$16,501		$13,781
Equity Securities								77		77
Mortgage Loans								4,726		4,709
Policy Loans								3,435		3,435
Limited Partnerships								793		793
Cash and Short-Term Investments								260		260
Total								$25,792		$23,055

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Market Risk Benefits

Variable Annuities, Net
	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Net liability balance, beginning of periods	$9,908	$3,883	$5,685	$6,922	$6,281	$3,405	$3,576	$2,081	$9,908	$6,281
Net liability beginning of periods cumulative effect of changes in non-performance risk[1]	743	173	(113)	(273)	326	1,254	2,262	2,809	743	326
Net liability balance, beginning of periods, before effect of changes in non-performance risk	10,651	4,056	5,572	6,649	6,607	4,659	5,838	4,890	10,651	6,607
Effect of changes in interest rates	(6,293)	2,490	(261)	871	(4,520)	(4,866)	(4,071)	(680)	(3,193)	(14,137)
Effect of fund performance	(702)	(986)	169	(869)	1,638	5,112	1,954	(2,272)	(2,388)	6,432
Effect of changes in equity index volatility	(101)	(401)	933	(476)	486	618	707	(235)	(45)	1,576
Effect of expected policyholder behavior	(1)	140	39	234	77	224	222	9	412	532
Effect of actual policyholder behavior different from expected	(120)	(248)	(179)	(200)	(17)	(242)	(84)	113	(747)	(230)
Effect of time	622	521	376	382	388	333	324	662	1,901	1,707
Effect of changes in assumptions	—	—	—	16	—	—	—	465	16	465
Net liability balance, end of periods, before effect of changes in non-performance risk	4,056	5,572	6,649	6,607	4,659	5,838	4,890	2,952	6,607	2,952
Net liability end of periods cumulative effect of changes in non-performance risk[1]	(173)	113	273	(326)	(1,254)	(2,262)	(2,809)	(2,185)	(326)	(2,185)
Net liability balance, end of periods, gross	3,883	5,685	6,922	6,281	3,405	3,576	2,081	767	6,281	767

Reinsurance recoverable on market risk benefits at fair value, end of periods	(290)	(291)	(301)	(284)	(255)	(257)	(228)	(183)	(284)	(183)
Net liability balance, end of periods, net of reinsurance	$3,593	$5,394	$6,621	$5,997	$3,150	$3,319	$1,853	$584	$5,997	$584

[1] Changes in non-performance risk are reported in AOCI, rather than the Income Statements.

Reconciliation of Market Risk Benefits
	Balance as of
Variable Annuities	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Market risk benefit - (assets)	$(2,342)	$(1,742)	$(1,383)	$(1,658)	$(2,427)	$(2,320)	$(3,021)	$(4,856)	$(1,658)	$(4,856)
Market risk benefit - liabilities	6,225	7,427	8,305	7,939	5,832	5,896	5,102	5,623	7,939	5,623
Market risk benefit - net liabilities	$3,883	$5,685	$6,922	$6,281	$3,405	$3,576	$2,081	$767	$6,281	$767

Other Products
Market risk benefit - (assets)	$(8)	$(6)	$(6)	$(6)	$(6)	$(9)	$(11)	$(9)	$(6)	$(9)
Market risk benefit - liabilities	67	85	88	94	70	49	36	39	94	39
Market risk benefit - net liabilities	$59	$79	$82	$88	$64	$40	$25	$30	$88	$30

Total Balance Sheet Position
Market risk benefit - (assets)	$(2,350)	$(1,748)	$(1,389)	$(1,664)	$(2,433)	$(2,329)	$(3,032)	$(4,865)	$(1,664)	$(4,865)
Market risk benefit - liabilities	6,292	7,512	8,393	8,033	5,902	5,945	5,138	5,662	8,033	5,662
Market risk benefit - net liabilities	$3,942	$5,764	$7,004	$6,369	$3,469	$3,616	$2,106	$797	$6,369	$797

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Deferred Acquisition Costs

	For the Three Months Ended or As of								For the Twelve Months Ended or As of
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Consolidated
Balance as of beginning of period	$14,043	$13,911	$13,783	$13,650	$13,525	$13,387	$13,249	$13,090	$14,043	$13,525
Deferrals	199	200	195	195	179	169	146	130	789	624
Amortization related to:
Operating amortization	(141)	(142)	(144)	(143)	(142)	(144)	(142)	(140)	(570)	(568)
Non-operating amortization[1]	(190)	(186)	(184)	(177)	(175)	(163)	(163)	(157)	(737)	(658)
Total amortization (expense) benefit	(331)	(328)	(328)	(320)	(317)	(307)	(305)	(297)	(1,307)	(1,226)
Balance as of end of period, gross	$13,911	$13,783	$13,650	$13,525	$13,387	$13,249	$13,090	$12,923	$13,525	$12,923

[1] Amortization of the balance of unamortized deferred acquisition costs at the date of transition to LDTI on January 1, 2021 associated with items excluded from adjusted operating earnings prior to transition.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions)

Key Statutory Metrics

	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Statutory Operating Income (Loss)	$1,260	$1,203	$1,150	$1,483	$1,000	$184	$1,036	$1,899	$5,096	$4,119

Statutory Net Income (Loss)	$(1,148)	$198	$600	$486	$1,699	$1,773	$(1,312)	$1,528	$136	$3,688

Dividends paid to parent	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Capital contribution received from / (return of capital paid to) parent	—	—	1,375	—	(600)	—	—	—	1,375	(600)
Dividends Net of Paid-in Capital	$—	$—	$1,375	$—	$(600)	$—	$—	$—	$1,375	$(600)

	Balances as of
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Capitalization
Total adjusted capital (TAC)	$3,440	$4,410	$6,825	$6,627	$5,366	$8,725	$9,496	$6,989	$6,627	$6,989
RBC - company action level	n/a	n/a	n/a	$1,143	n/a	n/a	n/a	$1,286	$1,143	$1,286
RBC ratio - company action level	n/a	n/a	n/a	580%	n/a	n/a	n/a	544%	580%	544%

Statutory Admitted Assets	$285,531	$294,958	$292,652	$303,194	$285,168	$256,557	$247,516	$254,629	$303,194	$254,629

Statutory Liabilities	$282,587	$291,059	$286,345	$297,096	$280,301	$248,840	$239,015	$248,642	$297,096	$248,642

NOTE: Statutory metrics reflect values for Jackson National Life Insurance Company.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast

Non-GAAP Financial Measures

In addition to presenting our results of operations and financial condition in accordance with U.S. GAAP, we use and report, selected non-GAAP financial measures. Management believes that the use of these non-GAAP financial measures, together with relevant U.S. GAAP financial measures, provides a better understanding of our results of operations, financial condition and the underlying performance drivers of our business. These non-GAAP financial measures should be considered supplementary to our results of operations and financial condition that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies. These non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with U.S. GAAP.
Adjusted Operating Earnings
Adjusted Operating Earnings is an after-tax non-GAAP financial measure, which we believe should be used to evaluate our financial performance on a consolidated basis by excluding certain items that may be highly variable from period to period due to accounting treatment under U.S. GAAP or that are non-recurring in nature, as well as certain other revenues and expenses that we do not view as driving our underlying performance. Adjusted Operating Earnings should not be used as a substitute for net income as calculated in accordance with U.S. GAAP. However, we believe the adjustments to net income are useful for gaining an understanding of our overall results of operations.
Adjusted Operating Earnings equals our net income adjusted to eliminate the impact of the following items:
1) Net Hedging Results: Comprised of: (i) fees attributed to guaranteed benefits; (ii) changes in the fair value of freestanding derivatives used to manage the risk associated with market risk benefits and other guaranteed benefit features; (iii) the movements in reserves, market risk benefits, guaranteed benefit features accounted for as embedded derivative instruments, and related claims and benefit payments; (iv) amortization of the balance of unamortized deferred acquisition costs at the date of transition to current accounting guidance on January 1, 2021 associated with items excluded from adjusted operating earnings prior to transition to LDTI; and (v) the impact on the valuation of Net Hedging Results arising from changes in underlying actuarial assumptions. These items are excluded from adjusted operating earnings as they may vary significantly from period to period due to near-term market conditions and therefore are not directly comparable or reflective of the underlying performance of our business. We believe this approach appropriately removes the impact to both revenue and related expenses associated with Net Hedging Results and provides investors a better picture of the drivers of our underlying performance.

2) Net Realized Investment Gains and Losses: Comprised of: (i) realized investment gains and losses associated with the periodic sales or disposals of securities, excluding those held within our trading portfolio; and (ii) impairments of securities, after adjustment for the non-credit component of the impairment charges. These items are excluded from pretax adjusted operating earnings as they may vary significantly from period to period due to near-term market conditions and therefore are not directly comparable or reflective of the underlying performance of our business. We believe this approach provides investors a better picture of the drivers of our underlying performance.

3) Change in Value of Funds Withheld Embedded Derivative and Net investment income on funds withheld assets: Comprised of (i) the change in fair value of funds withheld embedded derivatives; and (ii) net investment income on funds withheld assets related to funds withheld reinsurance transactions. These items are excluded from pretax adjusted operating earnings as they are not reflective of the underlying performance of our business. We believe this approach provides investors a better picture of the drivers of our underlying performance.

4) Other items: Comprised of: (i) the impact of investments that are consolidated in our financial statements due to U.S. GAAP accounting requirements, such as our investments in collateralized loan obligations (CLOs), but for which the consolidation effects are not consistent with our economic interest or exposure to those entities, and (ii) one-time or other non-recurring items, such as costs relating to our separation from Prudential. These items are excluded from adjusted operating earnings as they are not reflective of the underlying performance of our business. We believe this approach provides investors a better picture of the drivers of our underlying performance.

Operating income taxes are calculated using the prevailing corporate federal income tax rate of 21% while taking into account any items recognized differently in our financial statements and federal income tax returns, including the dividends received deduction and other tax credits. For interim reporting periods, the company uses an estimated annual effective tax rate ("ETR") in computing its tax provision including consideration of discrete items.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast

Non-GAAP Financial Measures

Adjusted Book Value
Adjusted Book Value excludes Accumulated Other Comprehensive Income (Loss) ("AOCI") attributable to Jackson Financial Inc ("JFI"). AOCI attributable to JFI excludes AOCI arising from investments held within the funds withheld account related to the Athene Reinsurance Transaction. We exclude AOCI attributable to JFI from Adjusted Book Value because our invested assets are generally invested to closely match the duration of our liabilities, which are longer duration in nature, and therefore we believe period-to-period fair market value fluctuations in AOCI to be inconsistent with this objective. We believe excluding AOCI attributable to JFI is more useful to investors in analyzing trends in our business.

Adjusted Return on Equity
We use Adjusted Operating ROE to manage our business and evaluate our financial performance. Adjusted Operating ROE excludes items that vary from period-to-period due to accounting treatment under U.S. GAAP or that are non-recurring in nature, as such items may distort the underlying performance of our business. We calculate Adjusted Operating ROE by dividing our Adjusted Operating Earnings by average Adjusted Book Value.

Adjusted Book Value and Adjusted Operating ROE should not be used as substitutes for total shareholders’ equity and ROE as calculated using annualized net income and average equity in accordance with U.S. GAAP. However, we believe the adjustments to equity and earnings are useful to gaining an understanding of our overall results of operations.

Financial Leverage Ratio
We use the Financial Leverage Ratio to manage our financial flexibility and ensure that we maintain our financial strength ratings. Total financial leverage is the ratio of total debt to the Total Adjusted Capitalization (combined total debt and Adjusted Book Value).

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions, except percentages)

Adjusted Operating Earnings Reconciliation

	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Adjusted Operating Earnings
Net income (loss) attributable to Jackson Financial Inc.	$4,754	$(1,078)	$(118)	$(141)	$2,194	$3,263	$1,879	$(1,150)	$3,417	$6,186
Income tax expense (benefit)	1,115	(253)	(99)	(97)	388	845	657	(385)	666	1,505
Pretax income (loss) attributable to Jackson Financial Inc.	5,869	(1,331)	(217)	(238)	2,582	4,108	2,536	(1,535)	4,083	7,691
Non-Operating Adjustments (Income) Loss
Guaranteed benefits and hedging results:
Fees attributable to guarantee benefit reserves	(672)	(701)	(728)	(754)	(764)	(765)	(771)	(777)	(2,855)	(3,077)
Net movement in freestanding derivatives	3,031	442	493	1,708	1,476	(2,847)	253	3,862	5,674	2,744
Market risk benefits, net	(6,522)	1,512	1,066	(22)	(1,907)	1,184	(913)	(1,900)	(3,966)	(3,536)
Net reserve and embedded derivative movements	46	33	29	33	40	—	7	175	141	222
Amortization of DAC associated with non-operating items at date of transition to LDTI	190	186	184	177	173	166	162	157	737	658
Total guaranteed benefits and hedging results	(3,927)	1,472	1,044	1,142	(982)	(2,262)	(1,262)	1,517	(269)	(2,989)
Net realized investment (gains) losses	(152)	(16)	(36)	22	130	(5)	6	228	(182)	359
Net realized investment (gains) losses on funds withheld assets	(898)	768	115	36	(1,028)	(1,077)	(555)	474	21	(2,186)
Net investment income on funds withheld assets	(291)	(294)	(300)	(303)	(260)	(364)	(313)	(317)	(1,188)	(1,254)
Other items	(7)	27	9	7	3	64	2	(47)	36	22
Total non-operating adjustments	(5,275)	1,957	832	904	(2,137)	(3,644)	(2,122)	1,855	(1,582)	(6,048)
Pretax adjusted operating earnings	594	626	615	666	445	464	414	320	2,501	1,643
Operating income tax expense (benefit)	59	97	91	75	68	57	38	26	322	189
Adjusted operating earnings	$535	$529	$524	$591	$377	$407	$376	$294	$2,179	$1,454
Effective tax rates on adjusted operating earnings	9.9%	15.4%	14.8%	11.3%	15.3%	12.3%	9.2%	8.1%	12.9%	11.5%

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast
(unaudited, in millions, except per share and shares outstanding data)

Select GAAP to Non-GAAP Reconciliations

	For the Three Months Ended								For the Twelve Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22

Net Income (Loss)	$4,822	$(1,022)	$(56)	$(65)	$2,225	$3,294	$1,868	$(1,158)	$3,679	$6,229
Income attributable to non-controlling interest	68	56	62	76	31	31	(11)	(8)	262	43
Net Income (Loss) Attributable to Jackson Financial Inc. [a]	$4,754	$(1,078)	$(118)	$(141)	$2,194	$3,263	$1,879	$(1,150)	$3,417	$6,186

Total Shareholders' Equity	$8,746	$8,223	$7,701	$7,641	$8,194	$9,706	$10,219	$8,646	$7,641	$8,646
Average Shareholders' Equity [b]	$7,592	$8,485	$7,962	$7,671	$7,918	$8,950	$9,963	$9,433	$7,750	$8,881

Total ROE [a]/[b]; Annualized	250.5%	(50.8)%	(5.9)%	(7.4)%	110.8%	145.8%	75.4%	(48.8)%	44.1%	69.7%

Adjusted Operating Earnings [c]	$535	$529	$524	$591	$377	$407	$376	$294	$2,179	$1,454

Adjusted Book Value:
Total shareholders' equity	$8,746	$8,223	$7,701	$7,641	$8,194	$9,706	$10,219	$8,646	$7,641	$8,646
Exclude AOCI attributable to Jackson Financial Inc.	(713)	(909)	(649)	(1,073)	(567)	62	716	1,272	(1,073)	1,272
Adjusted Book Value	$8,033	$7,314	$7,052	$6,568	$7,627	$9,768	$10,935	$9,918	$6,568	$9,918

Average Adjusted Book Value [d]	$6,125	$7,674	$7,183	$6,810	$7,098	$8,698	$10,352	$10,427	$6,637	$8,963

Adjusted Operating ROE [c]/[d]; Annualized	34.9%	27.6%	29.2%	34.7%	21.2%	18.7%	14.5%	11.3%	32.8%	16.2%

Per Share Data (Common Shareholders)
Net income (loss) (basic)	$50.33	$(11.41)	$(1.25)	$(1.52)	$25.41	$37.96	$22.08	$(13.74)	$36.35	$72.34
Net income (loss) (diluted)[1]	$50.33	$(11.41)	$(1.25)	$(1.52)	$24.39	$36.59	$21.38	$(13.74)	$36.17	$69.75
Adjusted operating earnings per share (diluted)	$5.66	$5.60	$5.55	$6.26	$4.19	$4.56	$4.28	$3.39	$23.07	$16.39
Book value per common share (diluted)	$92.59	$87.05	$81.52	$84.38	$92.01	$110.90	$117.95	$100.56	$84.38	$100.56
Adjusted book value per common share (diluted)	$85.04	$77.43	$74.65	$72.53	$85.64	$111.61	$126.21	$115.36	$72.53	$115.36

Shares Outstanding
Weighted average number of common shares (basic)	94,464,343	94,464,343	94,464,343	92,600,373	86,352,586	85,968,564	85,098,192	83,695,001	93,994,520	85,513,787
Weighted average number of common shares (diluted)[1]	94,464,343	94,464,343	94,464,343	92,600,373	89,959,862	89,168,775	87,895,919	83,695,001	94,465,511	88,690,700
End of period common shares (basic)	94,464,343	94,464,343	94,464,343	88,685,694	85,263,608	84,864,727	83,666,942	82,690,098	88,685,694	82,690,098
End of period common shares (diluted)	94,464,343	94,464,343	94,464,343	90,555,862	89,055,609	87,520,892	86,640,003	85,976,078	90,555,862	85,976,078

1If we reported a net loss attributable to Jackson Financial Inc., all common stock equivalents are anti-dilutive and are therefore excluded from the calculation of diluted shares and diluted per share amounts. The shares excluded from the diluted EPS calculation were 3,112,052 shares and 1,868,605 shares for the three months ended December 31, 2022 and 2021, respectively. There were no dilutive shares for the three months ended September 30, 2021 and June 30, 2021.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast

Glossary of Select Financial and Product Terms

Assets Under Management (AUM) - Investment assets that are managed by one of our subsidiaries and includes: (i) the assets in our investment portfolio managed by PPM America, Inc. ("PPM"), which excludes assets held in funds withheld accounts for reinsurance transactions, (ii) third-party assets managed by PPM, including those for Prudential and its affiliates or third parties, and (iii) the separate account assets of our Retail Annuities segment that Jackson National Asset Management LLC ("JNAM") manages and administers.

Athene Reinsurance Transaction - The funds withheld coinsurance agreement with Athene on June 18, 2020, effective June 1, 2020, to reinsure a 100% quota share of a block of our in-force fixed and fixed index annuity liabilities in exchange for approximately $1.2 billion in ceding commissions.

Deferred Acquisition Cost (DAC) - Represent the incremental costs related directly to the successful acquisition of new, and certain renewal, insurance policies and annuity contracts, which are deferred on the balance sheet as an asset.

Derivative Instruments - Jackson Financial Inc.'s (JFI) business model includes the acceptance, monitoring and mitigation of risk. Specifically, JFI considers, among other factors, exposures to interest rate and equity market movements, foreign exchange rates and other asset or liability prices. JFI uses derivative instruments to mitigate or reduce these risks in accordance with established policies and goals. JFI's derivative holdings, while effective in managing defined risks, are not structured to meet accounting requirements to be designated as hedging instruments. As a result, freestanding derivatives are carried at fair value with changes recorded in net gains or losses on derivatives and investments.

Earnings per Share (EPS) - Basic earnings per share is calculated by dividing net income (loss) attributable to JFI shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is calculated by dividing the net income (loss) attributable to JFI shareholders, by the weighted-average number of shares of common stock outstanding for the period, plus shares representing the dilutive effect of share-based awards.

Fixed Annuity (FA) - An annuity that guarantees a set annual rate of return with interest at rates we determine, subject to specified minimums. Credited interest rates are guaranteed not to change for certain limited periods of time.

Fixed Index Annuity (FIA) - An annuity with an ability to share in the upside from certain financial markets such as equity indices, and provides downside protection.
Guaranteed Minimum Accumulation Benefit (GMAB) - An add-on benefit (enhanced benefits available for an additional cost) which entitles an owner to a minimum payment, typically in lump-sum, after a set period of time, typically referred to as the accumulation period. The minimum payment is based on the benefit base, which could be greater than the underlying account value.

Guaranteed Minimum Death Benefit (GMDB) - An add-on benefit (enhanced benefits available for an additional cost) that guarantees an owner’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying account value, upon the death of the owner.

Guaranteed Minimum Income Benefit (GMIB) - An add-on benefit (available for an additional cost) where an owner is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the payment stream resulting from current annuitization of the underlying account value.

Guaranteed Minimum Withdrawal Benefit (GMWB) - An add-on benefit (available for an additional cost) where an owner is entitled to withdraw a maximum amount of their benefit base each year, for which cumulative payments to the owner could be greater than the underlying account value.

Guaranteed Minimum Withdrawal Benefit for Life (GMWB for Life) - An add-on benefit (available for an additional cost) where an owner is entitled to withdraw the guaranteed annual withdrawal amount each year, for the duration of the policyholder's life, regardless of account performance.

Jackson Financial Inc.
Quarterly Financial Supplement - LDTI Recast

Glossary of Select Financial and Product Terms

Net Amount at Risk (NAR) - The greater of Death Benefit NAR (DBNAR) and Living Benefit NAR (LBNAR), as applicable, where DBNAR is the GMDB benefit base in excess of the account value, and the LBNAR is the actuarial present value of guaranteed living benefits in excess of the account value.

Net Flows - The net change in customer account balances during a period, including gross premiums, surrenders, withdrawals and benefits. Net flows exclude investment performance, interest credited to customer accounts and policy charges.

Registered Index-Linked Annuity (RILA) - A registered index-linked annuity, which offers market index-linked investment options, subject to a cap, and offers a variety of guarantees designed to modify or limit losses.

Return of Premium (ROP) Death Benefit - This death benefit pays the greater of the account value at the time of a claim following the owner's death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the Mortality and Expense fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.

Risk Based Capital (RBC) - Statutory minimum level of capital that is required by regulators for an insurer to support its operations.
Segment - Retail Annuities
JFI's Retail Annuities segment offers a variety of retirement income and savings products through its diverse suite of products, consisting primarily of variable annuities, fixed index annuities, fixed annuities, payout annuities, and registered index-linked annuities ("RILA"). These products are distributed through various wirehouses, insurance brokers and independent broker-dealers, as well as through banks and financial institutions, primarily to high net worth investors and the mass and affluent markets.

The financial results of the variable annuity business within the Company’s Retail Annuities segment are largely dependent on the performance of the contract holder account value, which impacts both the level of fees collected and the benefits paid to the contract holder. The financial results of the Company’s fixed annuities, including the fixed option on variable annuities, RILA and fixed index annuities, are largely dependent on the Company’s ability to earn a spread between earned investment rates on general account assets and the interest credited to contract holders.

Segment - Institutional Products
JFI's Institutional Products consist of traditional guaranteed investment contracts ("GICs"), funding agreements (including agreements issued in conjunction with JFI's participation in the U.S. Federal Home Loan Bank ("FHLB") program) and Medium-Term Note funding agreements. JFI's GIC products are marketed to defined contribution pension and profit-sharing retirement plans. Funding agreements are marketed to institutional investors, including corporate cash accounts and securities lending funds, as well as money market funds, and are issued to the FHLB in connection with its program.

The financial results of JFI's Institutional Products business are primarily dependent on the Company's ability to earn a spread between earned investment rates on general account assets and the interest credited on GICs and funding agreements.

Segment - Closed Life and Annuity Blocks
JFI's Closed Life and Annuity Blocks segment is primarily composed of blocks of business that have been acquired since 2004. The segment includes various protection products, primarily whole life, universal life, variable universal life, and term life insurance products, as well as fixed, fixed index, and payout annuities. The Closed Life and Annuity Blocks segment also includes a block of group payout annuities that we assumed from John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York through reinsurance transactions in 2018 and 2019, respectively. The Company historically offered traditional and interest-sensitive life insurance products but discontinued new sales of life insurance products in 2012, as we believe opportunistically acquiring mature blocks of life insurance policies is a more efficient means of diversifying our in-force business than selling new life insurance products.

The profitability of JFI's Closed Life and Annuity Blocks segment is largely driven by its historical ability to appropriately price its products and purchase appropriately priced blocks of business, as realized through underwriting, expense and net gains (losses) on derivatives and investments, and the ability to earn an assumed rate of return on the assets supporting that business.

Variable Annuity (VA) - An annuity that offers tax-deferred investment into a range of asset classes and a variable return, which offers insurance features related to potential future income payments.